Nationwide Life Insurance Company • Nationwide Variable Account-14

Prospectus supplement dated July 27, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On June 15, 2009 you received a supplement notifying you of pending underlying mutual fund substitutions that impact your contract.  That supplement incorrectly indicated that assets allocated to the American Century Variable Portfolios, Inc.—American Century VP Vista Fund: Class I and the Neuberger Berman Advisers Management Trust—AMT Mid-Cap Growth Portfolio: I Class would be substituted into the Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Growth Fund: Class I on the Exchange Date.  As of the date of this supplement, no contract owners have assets allocated to either the American Century Variable Portfolios, Inc.—American Century VP Vista Fund: Class I or the Neuberger Berman Advisers Management Trust—AMT Mid-Cap Growth Portfolio: I Class.  Therefore, these two proposed substitutions are being removed from the final list of substitutions that will take place on the Exchange Date.

Effective July27, 2009, the American Century Variable Portfolios, Inc.—American Century VP Vista Fund: Class I and the Neuberger Berman Advisers Management Trust—AMT Mid-Cap Growth Portfolio: I Class are no longer be available to receive new purchase payments or transfers.

Please note: the Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Growth Fund: Class I is NOT an underlying mutual fund option that is available under your contract.

Additional information relating to that pending substitution is as follows:

On July 8, 2009, the Securities and Exchange Commission (the “SEC”) approved Nationwide’s application for an Order permitting the substitution of shares of the underlying mutual funds in Column A (“Existing Funds”) below with shares of the underlying mutual funds in Column B (“Replacement Funds”) below.

Column A Existing Funds	Column B Replacement Funds
AIM Variable Insurance Funds—AIM V.I. Basic Value Fund: Series I Shares	Nationwide Variable Insurance Trust—NVIT Multi- Manager Large Cap Value Fund: Class I
American Century Variable Portfolios, Inc.—American Century VP International Fund: Class I	Nationwide Variable Insurance Trust—NVIT Multi-Manager International Growth Fund: Class III
American Century Variable Portfolios, Inc.—American Century VP International Fund: Class III	Nationwide Variable Insurance Trust—NVIT Multi-Manager International Growth Fund: Class III
American Century Variable Portfolios, Inc.—American Century VP Ultra Fund: Class I	Nationwide Variable Insurance Trust—NVIT Multi-Manager Large Cap Growth Fund: Class I
Neuberger Berman Advisers Management Trust—AMT International Portfolio: S Class	Nationwide Variable Insurance Trust—Gartmore NVIT International Equity Fund: Class VI
The Universal Institutional Funds, Inc.—U.S. Real Estate Portfolio: Class I	Nationwide Variable Insurance Trust—Van Kampen NVIT Real Estate Fund: Class I

The Exchange Date established for the substitution will be August 14, 2009.

In addition to the two underlying mutual funds mentioned above, the following underlying mutual fund was also scheduled to be a part of this substitution, but has been removed.  Any assets allocated to this underlying mutual fund will remain so allocated until the contract owner directs a transfer.

Fund No Longer Part of the Substitution
Federated Insurance Series—Federated Quality Bond Fund II: Primary Shares

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund, the fixed account (if available), and/or a Guaranteed Term Option (if available) in accordance with the contract.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed.  Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds.  All contract owners affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Funds will no longer be available as investment options in the contract.  Additionally, from the Exchange Date through September 14, 2009, contract owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund, the fixed account (if applicable), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215

1-800-848-6331

TDD: 1-800-238-3035